CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Proguard Acquisition Corp. (the "Company") on Form 10-Q for the nine months ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allerton Towne, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Allerton Towne
-----------------------------
Allerton Towne
Chief Executive Officer

November 10, 2008


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Proguard Acquisition Corp. (the "Company") on Form 10-Q for the nine months ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman Becker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Norman Becker
-----------------------------
Norman Becker
Chief Financial Officer

November 10, 2008